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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)   SEPTEMBER 2, 2005
                                                     ---------------------------


                               EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

            DELAWARE                   001-10346               77-0226211
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 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)

        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (909) 987-9220
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 2, 2005, Emrise Electronics Corporation ("Emrise Electronics"), a wholly owned subsidiary of Emrise Corporation (the "Company"), entered into a stock purchase agreement dated effective as of August 31, 2005 (the "Stock Purchase Agreement") to acquire RO Associates Incorporated, a California corporation ("RO"). The disclosure regarding this acquisition contained in Item 2.01 of this Form 8-K is incorporated herein by reference.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the terms of the Stock Purchase Agreement, Emrise Electronics acquired all of the issued and outstanding shares of common stock of RO. Prior to the acquisition, all of the common stock of RO was owned by Robert H. Okada, as Trustee of the Robert H. Okada Trust Agreement dated February 11, 1992, and Sharon Vavro, an individual.

     RO is based in Sunnyvale, California and designs and manufactures DC-DC converters and AC-DC PFC modules for telecom, industrial, commercial, and quasi-military applications. As a result of the acquisition, Emrise Electronics acquired all of the assets and liabilities of RO, including the intellectual property, cash, accounts receivable and inventories owned by RO. Emrise Electronics intends to use these acquired assets for the same purpose for which they were used by RO.

     The purchase price consisted of $2,400,000 in cash paid at closing and up to an additional $600,000 relating to amounts owed by a customer of RO, provided such amounts are collected by Emrise Electronics or RO after September 2, 2005. The acquisition purchase price was funded with cash on-hand. The purchase price is subject to adjustment based on the value, as determined by the consolidated, unaudited balance sheets, prepared in accordance with GAAP, of the shareholders' equity, accounts receivable, accounts payable, cash on hand and net inventory of RO. In addition, concurrently with the closing of the acquisition of RO, Emrise Electronics paid in full all then existing credit facilities of RO in the aggregate amount of $1,602,060.

     In determining the purchase price for RO, Emrise Electronics took into account the historical and expected earnings and cash flow of RO, as well as the value of companies of a size and in an industry similar to RO, comparable transactions and the market for such companies generally. The purchase price represented a premium over the $2,170,000 recorded net worth of the assets of RO. In determining this premium, Emrise Electronics considered the synergistic and strategic advantages provided by having a U.S.-based power converter manufacturer and the value of the goodwill, customer relationships and technology of RO. Emrise Electronics intends to commission a valuation firm to determine what portion of the purchase price should be allocated to identifiable intangible assets. Emrise Electronics has estimated that RO's technology is valued at approximately $800,000, its trademarks are valued at $300,000 and its customer relationships are valued at $200,000. Goodwill associated with the RO acquisition totaled approximately $1,132,000 and is not deductible for tax purposes. The valuation of the identified intangible assets is expected to be completed in December 2005 and could result in changes to the value of these identified intangible assets and corresponding changes to the value of goodwill. However, Emrise Electronics does not believe these changes will be material to its financial position or results of operations.


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     In connection with the execution of the Stock Purchase Agreement, Emrise
Electronics executed a lease agreement with Caspian Associates for the lease of 25,700 square feet of a 30,700 square feet building located at 246 Caspian Drive, Sunnyvale, California. The lease provides for a two year term, commencing on September 1, 2005 and ending on August 31, 2007, at a base rent of $9,210 per month. Additionally, the lease provides for an extension of the lease term for an additional three (3) years, to August 31, 2010 if RO achieves net sales of at least $14,500,000 and cumulative gross profit of at least $3,987,500. If RO achieves the net sales and cumulative gross profit targets, the monthly base rent for the facility will be increased to the fair market value as of the first day of the next calendar month. The facility will continue to be used for the design, manufacture and sale of power conversion products.

     As part of the Stock Purchase Agreement, Emrise Electronics also executed an employment agreement with Richard Okada, effective as of September 1, 2005, to serve as president of RO. Mr. Okada will receive an annual base salary of $115,000 for the two (2) year term of the employment agreement. In addition, Mr. Okada is entitled to receive an incentive bonus based upon performance criteria to be determined in the future. On connection with Mr. Okada's employment agreement, the Company granted Mr. Okada an Incentive Stock Option under the Company's 2000 Stock Option Plan to purchase up to 50,000 shares of the Company's common stock at an exercise price of $1.35 per share. This option vests 50% on September 1, 2006 and 50% on September 1, 2007. The option expires on August 31, 2015.



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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
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          To be filed under cover of Form 8-K/A on or before November 18, 2005.

     (b)  Pro Forma Financial Information.
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          To be filed under cover of Form 8-K/A on or before November 18, 2005.

     (c)  Exhibits.
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          Number   Description
          ------   -----------

          2.1 Stock Purchase Agreement dated September 2, 2005 between Emrise Electronics Corporation, a New Jersey corporation, Robert H. Okada, as Trustee of the Robert H. Okada Trust Agreement dated February 11, 1992, and Sharon Vavro, an individual



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2005               EMRISE CORPORATION

                                      By: /S/ RANDOLPH D. FOOTE
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                                      Randolph D. Foote, Chief Financial Officer



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